SMITH BARNEY ALLOCATION SERIES INC. (THE “COMPANY”)

Select High Growth Portfolio

Select Growth Portfolio

Select Balanced Portfolio

(each a “Fund”)

SUPPLEMENT DATED JUNE 30, 2005

TO EACH FUND’S PROSPECTUS DATED APRIL 29, 2005

The following information supplements each of the above referenced prospectuses. Please retain this supplement and keep it with your prospectus for future reference.

The Company’s Board of Directors has approved a change in each Fund’s investment adviser from Travelers Investment Adviser, Inc. (“TIA”) to Smith Barney Fund Management LLC (“SBFM”), effective June 30, 2005. The change was approved in connection with the sale of Citigroup Inc.’s life insurance and annuity businesses to MetLife, Inc. (“MetLife”), as a result of which TIA became an indirect wholly owned subsidiary of MetLife.

SBFM is a registered investment adviser and a part of Citigroup Asset Management (“CAM”), the global asset management arm of Citigroup. SBFM’s address is 399 Park Avenue, New York, New York 10022. SBFM is a subsidiary of Citigroup. Citigroup businesses provide a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

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